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                               SAFECO MONEY MARKET TRUST
              SUPPLEMENT TO THE NO-LOAD PROSPECTUS DATED APRIL 30, 1997
                           SUPPLEMENT DATED AUGUST 8, 1997


1. THE PARAGRAPH FOLLOWING ITEM NUMBER 1 UNDER THE SUBHEADING "COMMON INVESTMENT PRACTICES" ON PAGE 14 IS DELETED, AND THE FOLLOWING PARAGRAPH IS ADDED FOLLOWING ITEM NUMBER 6 UNDER THE SUBHEADING "MONEY FUND" ON PAGE
    12:

    7. MAY INVEST IN REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the
         counterparty to the agreement defaults or becomes insolvent.   The
         Fund will invest no more than 10% of total assets in repurchase agreements that mature in more than seven days.


2. THE FOLLOWING PARAGRAPH IS ADDED FOLLOWING ITEM NUMBER 5 UNDER THE SUBHEADING "TAX-FREE MONEY FUND" ON PAGE 14:

    6. MAY INVEST IN REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent. The Fund will invest no more that 10% of total assets in repurchase agreements and will not purchase repurchase agreements that mature in more than seven days.